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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: September 3, 1997                   Commission File No. 0-27352
                -----------------                                       -------
(Date of earliest event reported)


                                 HYBRIDON, INC.
                                 --------------
             (Exact name of registrant as specified in its Charter)


         Delaware                                          04-3072298
         --------                                          ----------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


620 Memorial Drive, Cambridge, Massachusetts                      02139
- --------------------------------------------                      -----
 (Address of principal executive offices)                       (Zip Code)


                                 (617) 528-7000
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS

     On September 3, 1997, Hybridon, Inc. (the "Company") issued a press release announcing the termination of its research and development collaboration with F. Hoffmann-LaRoche, Ltd. A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

99.1 Press release dated September 3, 1997.




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 5, 1997                HYBRIDON, INC.




                                        /s/ E. Andrews Grinstead, III
                                        ---------------------------------------
                                        E. Andrews Grinstead, III
                                        Chairman, President and Chief Executive
                                        Officer




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                                INDEX TO EXHIBITS

Exhibit
  No.                      Description
- -------                    -----------

 99.1       Press release dated September 3, 1997.